EXHIBIT 32
CERTIFICATION
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)
          Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of Merchants Group, Inc., a Delaware corporation (the “Company”), does hereby certify with respect to the Annual Report of the Company on Form 10-K/A for the year ended December 31, 2004 as filed with the Securities and Exchange Commission (the “Form 10-K/A”) that:
(1)	the Form 10-K/A fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Form 10-K/A fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 27, 2006	By: /s/ Robert M. Zak

Robert M. Zak, Senior Vice President and Chief Operating Officer (chief executive officer)

Dated: March 27, 2006	By: /s/ Kenneth J. Wilson

Kenneth J. Wilson, Vice President & CFO (chief financial officer)